IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

                        IN AND FOR NEW CASTLE COUNTY


UR ACQUISITION CORPORATION, a Delaware         )
corporation, and UNITED RENTALS, INC., a       )
Delaware corporation,                          )
                                               )
                   Plaintiffs,                 )
                                               )
            v.                                 )   Civil Action No. 17090NC
                                               )
MARTIN R. REID, WILLIAM M. BARNUM, JR.,        )
JAMES R. BUCH, DAVID P. LANOHA,                )
CHRISTOPHER A. LAURENCE, ERIC L.               )
MATTSON, BRITTON H. MURDOCH, JOHN M.           )
SULLIVAN, RENTAL SERVICE CORPORATION, a        )
Delaware corporation, and NATIONSRENT, INC., a )
Delaware corporation,                          )
                                               )
                   Defendants.                 )
                                               )
                                               )

                              NOTICE OF MOTION

TO:  David J. Margules, Esquire            Lewis H. Lazarus, Esquire
     Wolf, Block, Schorr & Solis-Cohen LL  Morris, James, Hitchens & Williams
     920 Market Street                     222 Delaware Avenue
     One Rodney Square, 3rd Floor          Wilmington, Delaware 19801
     Wilmington, DE 19801

     Edward P. Welch, Esquire
     Skadden, Arps, Slate, Meagher & Flom
     One Rodney Square, 7th Floor
     Wilmington, DE 19801

      PLEASE TAKE NOTICE that the attached Motion for Summary Judgment will be presented to the Court at the earliest convenience of Court and counsel.

OF COUNSEL:                              /s/ Daniel A. Dreisbach
                                         ------------------------------------
                                         Jesse A. Finkelstein
William Snipes                           Daniel A. Dreisbach
Sullivan & Cromwell                      Srinivas M. Raju
125 Broad Street                         Holly June Stiefel
New York, New York  10004                Richards, Layton & Finger
(212) 558-4000                           One Rodney Square
                                         P.O. Box 551
                                         Wilmington, Delaware  19899
                                         (302) 658-6541
                                         Attorneys for Defendant
                                         NationsRent, Inc.

Dated:  May 11, 1999



             IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

                        IN AND FOR NEW CASTLE COUNTY


UR ACQUISITION CORPORATION, a Delaware         )
corporation, and UNITED RENTALS, INC., a       )
Delaware corporation,                          )
                                               )
                   Plaintiffs,                 )
                                               )
            v.                                 )   Civil Action No. 17090NC
                                               )
MARTIN R. REID, WILLIAM M. BARNUM, JR.,        )
JAMES R. BUCH, DAVID P. LANOHA,                )
CHRISTOPHER A. LAURENCE, ERIC L.               )
MATTSON, BRITTON H. MURDOCH, JOHN M.           )
SULLIVAN, RENTAL SERVICE CORPORATION, a        )
Delaware corporation, and NATIONSRENT, INC., a )
Delaware corporation,                          )
                                               )
                   Defendants.                 )
                                               )
                                               )

                        MOTION FOR SUMMARY JUDGMENT

      NationsRent, Inc. ("NationsRent") by its undersigned counsel, hereby moves pursuant to Court of Chancery rule 56 for summary judgment against Plaintiffs on the grounds that there is no genuine issue of material fact and that NationsRent is entitled to judgment as a matter of law. The grounds for this motion are set forth more fully in NationsRent's brief to be filed contemporaneously herewith.

OF COUNSEL:                              /s/ Daniel A. Dreisbach
                                         ------------------------------------
                                         Jesse A. Finkelstein
William Snipes                           Daniel A. Dreisbach
Sullivan & Cromwell                      Srinivas M. Raju
125 Broad Street                         Holly June Stiefel
New York, New York  10004                Richards, Layton & Finger
(212) 558-4000                           One Rodney Square
                                         P.O. Box 551
                                         Wilmington, Delaware  19899
                                         (302) 658-6541
                                         Attorneys for Defendant
                                         NationsRent, Inc.

Dated:  May 11, 1999



             IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

                        IN AND FOR NEW CASTLE COUNTY


UR ACQUISITION CORPORATION, a Delaware         )
corporation, and UNITED RENTALS, INC., a       )
Delaware corporation,                          )
                                               )
                   Plaintiffs,                 )
                                               )
            v.                                 )   Civil Action No. 17090NC
                                               )
MARTIN R. REID, WILLIAM M. BARNUM, JR.,        )
JAMES R. BUCH, DAVID P. LANOHA,                )
CHRISTOPHER A. LAURENCE, ERIC L.               )
MATTSON, BRITTON H. MURDOCH, JOHN M.           )
SULLIVAN, RENTAL SERVICE CORPORATION, a        )
Delaware corporation, and NATIONSRENT, INC., a )
Delaware corporation,                          )
                                               )
                   Defendants.                 )
                                               )
                                               )

                                   ORDER

      Upon the motion by NationsRent, Inc. ("NationRent") for summary judgment, the Court having considered the motion and arguments of the parties:

      IT IS HEREBY ORDERED this ____ day of _______________, 1999, that NationsRent's motion for summary judgment is hereby GRANTED.


                                         ___________________________________
                                         Vice Chancellor



                           CERTIFICATE OF SERVICE


            I hereby certify this 11th day of May, 1999, that I caused copies of the foregoing documents to be served by hand upon the following counsel:
                   Lewis H. Lazarus, Esquire
                   Morris, James, Hitchens & Williams
                   222 Delaware Avenue
                   Wilmington, DE  19801

                   Edward P. Welch, Esquire
                   Skadden, Arps, Slate, Meagher & Flom LLP
                   One Rodney Square
                   Wilmington, DE  19801

                   David J. Margules, Esquire
                   Wolf, Block, Schorr & Solis-Cohen LLP
                   Suite 300
                   920 King Street
                   Wilmington, DE  19801



                                         /s/ Srinivas Raju
                                         ----------------------------------
                                         Srinivas Raju